                                                                   EXHIBIT 10.26

                            MALLESONS STEPHEN JAQUES

AMENDMENT AND
RESTATEMENT AGREEMENT -
REVOLVING FACILITY
AGREEMENT

Dated

BURNS, PHILP & COMPANY LIMITED (ABN 65 000 000 359)
THE ENTITIES LISTED IN SCHEDULE 1
CREDIT SUISSE FIRST BOSTON, MELBOURNE BRANCH (ABN 17 061 700 712)
THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 2

MALLESONS STEPHEN JAQUES
Level 28
Rialto
525 Collins Street
Melbourne   Vic   3000
T +61 3 9643 4000
F +61 3 9643 5999
Email mel@mallesons.com
DX 101 Melbourne
www.mallesons.com
6315417_1

AMENDMENT AND RESTATEMENT AGREEMENT -
REVOLVING FACILITY AGREEMENT
CONTENTS

DETAILS                                                                      1

GENERAL TERMS                                                                2
------------------------------------------------------------------------------
1        AMENDMENTS                                                          2
------------------------------------------------------------------------------
2        CONFIRMATION AND ACKNOWLEDGEMENT                                    2

2.1      Confirmation                                                        2
2.2      Transaction Document                                                2
2.3      Initial Borrower                                                    2
------------------------------------------------------------------------------
3        GENERAL                                                             2
------------------------------------------------------------------------------
4        GOVERNING LAW                                                       2
------------------------------------------------------------------------------

5        INTERPRETATION                                                      3

5.1      Definitions                                                         3
5.2      Interpretation                                                      3

SIGNING PAGE                                                                 6

ANNEXURE A                                                                  10

(C)Mallesons Stephen Jaques  AMENDMENT AND Restatement Agreement - Revolving   i
                             Facility Agreement
                             21 February 2003

         AMENDMENT AND RESTATEMENT AGREEMENT - REVOLVING FACILITY AGREEMENT Details

         INTERPRETATION - definitions are at the end of the General Terms

PARTIES             PARENT, INITIAL BORROWER, FACILITY AGENT AND INITIAL SUBSCRIBER
-----------------------------------------------------------------------------------
PARENT              Name      BURNS, PHILP & COMPANY LIMITED (ABN 65 000 000 359)

-------------------------------------------------------------------------------------
INITIAL BORROWER    Name      THE ENTITIES LISTED IN SCHEDULE 1
-------------------------------------------------------------------------------------

FACILITY AGENT      Name      CREDIT SUISSE FIRST BOSTON, MELBOURNE BRANCH (ABN 17
                              061 700 712)
-------------------------------------------------------------------------------------
INITIAL SUBSCRIBER  Name      THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 2

-------------------------------------------------------------------------------------
RECITALS            1.      BPC1, the Parent, the Facility Agent and the Initial
                            Subscriber executed the Original Document.

                    2.      The parties to this document intend to amend and restate
                            the Original Document on and from the Effective Date.

-------------------------------------------------------------------------------------
EFFECTIVE DATE      The date of this agreement.
(clause 5)
-------------------------------------------------------------------------------------
ORIGINAL DOCUMENT   Revolving Facility Agreement dated 16 January 2003 between Burns,
(clause 5)          Philp & Company Limited (ABN 65 000 000 359), the entities listed in Schedule 1 to that document, Credit Suisse First Boston,
                    Melbourne Branch (ABN 17 061 700 712) and the financial
                    institutions listed in schedule 2 to that document.
-------------------------------------------------------------------------------------
GOVERNING LAW       New South Wales.
-------------------------------------------------------------------------------------
DATE OF AMENDING    See Signing page
AGREEMENT

(C)Mallesons Stephen Jaques           Amendment and Restatement Agreement -    1
6315417_1                             Revolving Facility Agreement
                                      21 February 2003

         AMENDMENT AND RESTATEMENT AGREEMENT - REVOLVING FACILITY AGREEMENT General terms

         1        AMENDMENTS

                  As and from the Effective Date, the Original Document is amended and restated as set out in the marked up copy of the Original Document attached as Annexure A to this agreement.

         2        CONFIRMATION AND ACKNOWLEDGEMENT

         2.1      CONFIRMATION

                  Each party confirms that, other than as provided for in clause 1 ("Amendments"), the Original Document remains in full force and effect.

         2.2      TRANSACTION DOCUMENT

                  The parties acknowledge that this agreement is a New Transaction Document.

         2.3      INITIAL BORROWER

                  Each of the parties acknowledges and agrees that:

                  (a) Burns Philp Treasury (Europe) BV is no longer an Initial Borrower under the Original Document and is released from all obligations and liabilities as an Initial Borrower under the Original Document; and

                  (b) Burns Philp Deutschland GmbH has, by executing this agreement, acceded to and become a party to the Original Document and has assumed all of the rights, obligations and liabilities of an Initial Borrower under the Original Document.

         3        GENERAL

                  Clauses 11 ("GENERAL") applies mutatis mutandis to this agreement as if it was fully set out in this agreement.

         4        GOVERNING LAW

                  This agreement is governed by the law in force in the place specified in the Details and each party submits to the non-exclusive jurisdiction of the courts of that place.

(C)Mallesons Stephen Jaques   Amendment and Restatement Agreement -            2
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                              21 February 2003

         5        INTERPRETATION

         5.1      DEFINITIONS

                  These meanings apply mutatis mutandis unless the contrary intention appears:

                  EFFECTIVE DATE means the date so described in the "Details" section of this agreement.

                  ORIGINAL DOCUMENT means the document so described in the "Details" section of this agreement.

         5.2      INTERPRETATION

                  Terms defined in the Original Document have the same meaning in this agreement.

         EXECUTED as an agreement.

(C)Mallesons Stephen Jaques   Amendment and Restatement Agreement  -           3
6315417 1                     Revolving Facility Agreement
                              21 February 2003

Signing page

DATED: 21 February 2003
       ----------------

SIGNED for BURNS, PHILP &
COMPANY LIMITED under power of
attorney in the presence of:                   /s/ Helen Golding
                                               ---------------------------------
                                               Signature of attorney

/s/ Elizabeth Vuong                            Helen Golding
-----------------------------------            ---------------------------------
Signature of witness                           Name

Elizabeth Vuong                                20 February 2003
-----------------------------------            ---------------------------------
Name                                           Date of power of attorney

INITIAL BORROWERS

SIGNED for BURNS PHILP TREASURY
(AUSTRALIA) LIMITED under power of
attorney in the presence of:                   /s/ Helen Golding
                                               ---------------------------------
                                               Signature of attorney

/s/ Elizabeth Vuong                            Helen Golding
-----------------------------------            ---------------------------------
Signature of witness                           Name

Elizabeth Vuong                                20 February 2003
-----------------------------------            ---------------------------------
Name                                           Date of power of attorney

SIGNED for BURNS PHILP
DEUTSCHLAND GmbH under power of
attorney in the presence of:                   /s/ Helen Golding
                                               ---------------------------------
                                               Signature of attorney

/s/ Elizabeth Vuong                            Helen Golding
-----------------------------------            ---------------------------------
Signature of witness                                             Name

Elizabeth Vuong                                19 February 2003
-----------------------------------            ---------------------------------
Name                                           Date of power of attorney

(C)Mallesons Stephen Jaques             Amendment and Restatement Agreement -  6
6315417 1                               Revolving Facility Agreement
                                        21 February 2003

SIGNED for BURNS PHILP INC. under
power of attorney in the presence of:          /s/ Helen Golding
                                               ---------------------------------
                                               Signature of attorney

/s/ Elizabeth Vuong                            Helen Golding
-----------------------------------            ---------------------------------
Signature of witness                           Name

Elizabeth Vuong                                20 February 2003
-----------------------------------            ---------------------------------
Name                                           Date of power of attorney

SIGNED for BURNS PHILP (NEW
ZEALAND) LIMITED under power of
attorney in the presence of:                   /s/ Helen Golding
                                               ---------------------------------
                                               Signature of attorney

/s/ Elizabeth Vuong                            Helen Golding
-----------------------------------            ---------------------------------
Signature of witness                           Name

Elizabeth Vuong                                20 February 2003
-----------------------------------            ---------------------------------
Name                                           Date of power of attorney

SIGNED for BURNS PHILP FOOD
LIMITED under power of attorney in the
presence of:                                   /s/ Helen Golding
                                               ---------------------------------
                                               Signature of attorney

/s/ Elizabeth Vuong                            Helen Golding
-----------------------------------            ---------------------------------
Signature of witness                           Name

Elizabeth Vuong                                20 February 2003
-----------------------------------            ---------------------------------
Name                                           Date of power of attorney

(C)Mallesons Stephen Jaques            Amendment and Restatement Agreement -   7
6315417 1                              Revolving Facility Agreement
                                       21 February 2003

SIGNED for BPC1 PTYLIMITED under power of
attorney in the presence of:                   /s/ Helen Golding
                                               ---------------------------------
                                               Signature of attorney

/s/ Elizabeth Vuong                            Helen Golding
-----------------------------------            ---------------------------------
Signature of witness                           Name

Elizabeth Vuong                                20 February 2003
-----------------------------------            ---------------------------------
Name                                           Date of power of attorney

FACILITY AGENT

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:     /s/ Michael Tierney
                                               ---------------------------------
                                               Signature of authorised signatory

/s/ Melanie Butcher                            Michael Tierney
-----------------------------------            ---------------------------------
Signature of witness                           Name

Melanie Butcher                                /s/ Lyndon Hsu
-----------------------------------            ---------------------------------
Name                                           Signature of authorised signatory

                                               Lyndon Hsu
                                               ---------------------------------
                                               Name

INITIAL SUBSCRIBERS

SIGNED for BOS INTERNATIONAL
(AUSTRALIA) LIMITED under power of
attorney in the presence of:                   /s/ Jeff Clark
                                               ---------------------------------
                                               Signature of attorney

/s/ Melanie Butcher                            Jeff Clark
-----------------------------------            ---------------------------------
Signature of witness                           Name

Melanie Butcher                                21 February 2003
-----------------------------------            ---------------------------------
Name                                           Date of power of attorney

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                                       21 February 2003

SIGNED for CREDIT AGRICOLE
INDOSUEZ AUSTRALIA LIMITED
under power of attorney in the presence of:    /s/ Jeff Clark
                                               ---------------------------------
                                               Signature of attorney

/s/ Melanie Butcher                            Jeff Clark
-----------------------------------            ---------------------------------
Signature of witness                           Name

Melanie Butcher                                20 February 2003
-----------------------------------            ---------------------------------
Name                                           Date of power of attorney

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:     /s/ Michael Tierney
                                               ---------------------------------
                                               Signature of authorised signatory

/s/ Melanie Butcher                            Michael Tierney
-----------------------------------            ---------------------------------
Signature of witness                           Name

Melanie Butcher                                /s/ Lyndon Hsu
-----------------------------------            ---------------------------------
Name                                           Signature of authorised signatory

                                               Lyndon Hsu
                                               ---------------------------------
                                               Name

(C)Mallesons Stephen Jaques            Amendment and Restatement Agreement -  10
6315417_1                              Revolving Facility Agreement
                                       21 February 2003

ANNEXURE A

(C)Mallesons Stephen Jaques     Amendment and Restatement Agreement -         10
6315417_1                       Revolving Facility Agreement
                                21 February 2003

MALLESONS STEPHEN JAQUES

          Revolving Facility
          Agreement

          Dated 16 January 2003

          Burns, Philp & Company Limited ("Parent")
          The entities listed in schedule 1 ("Initial Borrower")
          Credit Suisse First Boston, Melbourne Branch ("Facility Agent")
          The financial institutions listed in schedule 2 ("Initial Subscriber")

          MALLESONS STEPHEN JAQUES
          Level 28
          Rialto
          525 Collins Street
          Melbourne Vic 3000
          T +61 3 9643 4000
          F +61 3 9643 5999
          DX 101 Melbourne

REVOLVING FACILITY AGREEMENT
Contents

DETAILS                                                                                         1

GENERAL TERMS                                                                                   2
-------------------------------------------------------------------------------------------------
1        INTERPRETATION                                                                         2

1.1      Definitions                                                                            2
1.2      Definitions in Senior Funding Agreement                                                5
1.3      Other interpretation clauses from Senior Funding Agreement                             5
1.4      Issue of Revolving Debentures                                                          5
-------------------------------------------------------------------------------------------------
2        COMMITMENT, PURPOSE AND AVAILABILITY OF FACILITY                                       5

2.1      Provision of Commitment                                                                5
2.2      Maximum accommodation                                                                  5
2.3      Several obligations and rights of Subscribers                                          6
2.4      Purpose of the Facility                                                                6
-------------------------------------------------------------------------------------------------
3        FUNDING PROCEDURES                                                                     6

3.1      Delivery of Drawdown Notice or Rollover Notice                                         6
3.2      Requirements for a Drawdown Notice or Rollover Notice                                  7
3.3      Subscribers to provide Share of Funding Portions                                       8
3.4      Conditions Precedent                                                                   8
3.5      Lack of appropriate funding                                                            8
3.6      Facility Agent's discretions concerning conditions precedent                           9
3.7      Reduction of requested Funding Portion if Commitment would
         be exceeded                                                                           10
-------------------------------------------------------------------------------------------------
4        INTEREST                                                                              10

4.1      Accrual and payment of interest                                                       10
4.2      Notification of Interest Rate                                                         10
4.3      Accrual and calculation of interest                                                   10
-------------------------------------------------------------------------------------------------
5        FACILITY                                                                              11

5.1      Subscription for, and issue of Debentures                                             11
5.2      Payment to Borrower                                                                   12
5.3      Debenture Trust Deed and Master Debentures                                            12
-------------------------------------------------------------------------------------------------
6        LINE FEE                                                                              12

-------------------------------------------------------------------------------------------------
7        REPAYMENT                                                                             12

7.1      Notice of voluntary prepayment                                                        12
7.2      Repayment on Maturity Date                                                            13
7.3      Currency fluctuation                                                                  14
7.4      Repayment on Termination Date                                                         14
7.5      Limit on repayment                                                                    14
7.6      Paid Up Amount                                                                        14

(C)Mallesons Stephen Jaques          Revolving Facility Agreement              i
tla revolving facility agreement     11 March 2003


-------------------------------------------------------------------------------------------------
8        OPTIONAL REDUCTION OF COMMITMENTS DURING AVAILABILITY PERIOD                          14

-------------------------------------------------------------------------------------------------
9        OBLIGATIONS IN RELATION TO OFFER OR SALE OF REVOLVING DEBENTURES                      15

9.1      No disclosure document                                                                15
9.2      Restrictions on offer and sales of Revolving Debentures                               15
9.3      Subscribers to observe laws                                                           16
9.4      US selling restriction                                                                16
-------------------------------------------------------------------------------------------------
10       OBLIGATIONS IN RELATION TO PUBLIC OFFER                                               17

10.1     Underwriters' undertakings                                                            17
10.2     Borrowers' Undertakings                                                               17
10.3     Warranties of each Subscriber                                                         17
10.4     Each Subscriber and the Facility Agent to provide further information                 18
10.5     Debenture Trust Deed and Master Debentures                                            19
-------------------------------------------------------------------------------------------------
11       GENERAL                                                                               19

11.1     Incorporation of clauses from the Senior Funding Agreement                            19
11.2     Attorneys                                                                             19

SCHEDULE 1 - INITIAL BORROWERS                                                                 20

SCHEDULE 2 - INITIAL SUBSCRIBERS                                                               21

SCHEDULE 3 - DRAWDOWN NOTICE                                                                   24

SCHEDULE 4 - ROLLOVER NOTICE                                                                   26

SIGNING PAGE                                                                                   28

(C)Mallesons Stephen Jaques          Revolving Facility Agreement             ii
tla revolving facility agreement     11 March 2003

REVOLVING FACILITY AGREEMENT

Details

INTERPRETATION - definitions are at the end of the General terms

------------------------------------------------------------------------------------
PARTIES           PARENT, INITIAL BORROWER, FACILITY AGENT, INITIAL SUBSCRIBER
------------------------------------------------------------------------------------
PARENT            Name          BURNS, PHILP & COMPANY LIMITED

                  ABN           65 000 000 359

                  Address       Level 23, 56 Pitt Street, Sydney, NSW, 2000

                  Fax           (612) 9247 3272

                  Attention     Helen Golding, Company Secretary and General Counsel

------------------------------------------------------------------------------------
INITIAL
BORROWER                        THE ENTITIES LISTED IN SCHEDULE 1
------------------------------------------------------------------------------------
FACILITY AGENT    Name          CREDIT SUISSE FIRST BOSTON, MELBOURNE BRANCH

                  ABN           17 061 700 712

                  Address       Level 27, 101 Collins Street, Melbourne,
                                Victoria, 3000

                  Fax           (613) 9653 3444

                  Attention     Malcolm White, Facility Agent

------------------------------------------------------------------------------------
INITIAL                         THE FINANCIAL INSTITUTIONS LISTED IN
SUBSCRIBER                      SCHEDULE 2
------------------------------------------------------------------------------------
DATE OF           See Signing page
AGREEMENT

(C)Mallesons Stephen Jaques       Revolving Facility Agreement                 1
tla revolving facility agreement  11 March 2003

REVOLVING FACILITY AGREEMENT

General Terms

1        INTERPRETATION

1.1      DEFINITIONS

         The following definitions apply in this document.

         ASSOCIATE has the meaning given to that term in section 128F(1) of the Tax Act.

         AVAILABILITY PERIOD means the period commencing on the date of this document and ending on the Termination Date.

         BORROWER means an Initial Borrower or a New Borrower.

         BORROWING CURRENCY means, for a Borrower, a currency specified for that Borrower in schedule 1.

         COMMITMENT means, for a Subscriber, the amount specified as such in schedule 2, or acquired under a Substitution Certificate, as adjusted under this document.

         DEBENTURE HOLDER has the meaning given to that term in the Debenture Trust Deed.

         DEBENTURE TRUST DEED means the deed entitled "Deed of Debenture Trust" to be entered into between, amongst others, the Parent, the entities listed in schedule 1 to that deed and the party named as security trustee in that deed.

         DRAWDOWN DATE means the date on which a Funding Portion is, or is proposed to be, provided to a Borrower under a Drawdown Notice by the subscription for Revolving Debentures and by the paying up of unpaid amounts in relation to the aggregate Face Value Amount of those Revolving Debentures.

         DRAWDOWN NOTICE means a properly completed notice substantially in the form set out in schedule 3.

         FACE VALUE AMOUNT means, in relation to a Revolving Debenture, the amount expressed as the face value amount of that Revolving Debenture, as recorded in the Register.

         FACILITY means the revolving multicurrency debenture subscription facility made available under this document.

         FACILITY COMMITMENT means, at any time, the sum of the Commitments at that time, initially being AUD 100,000,000 as reduced under clause 8.

         FUNDING PORTION means each portion of the Facility Commitment provided under this agreement by the subscription for Revolving Debentures and by the

(C)Mallesons Stephen Jaques       Revolving Facility Agreement                 2
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

         paying up of the relevant unpaid portion of the aggregate Face Value Amount of those Revolving Debentures which has the same Borrower, the same Drawdown Date or Rollover Date and the same Term.

         INITIAL REVOLVING DEBENTURES means the initial Revolving Debentures issued on the first Funding Portion being provided under the Facility.

         INTEREST RATE means, for the Term of a Funding Portion, the rate per annum which is the sum of:

         (a) the Base Rate for the relevant currency for the period that is the Term of that Funding Portion; and

         (b) the Margin on the Drawdown Date or Rollover Date for the Funding Portion, as applicable.

         MARGIN means:

         (a) for a Funding Portion that begins on or within 6 months of the first Drawdown Date - 2.00% per annum;

         (b) subject to paragraph (a), for a Funding Portion, the amount per cent per annum determined in accordance with the following table by reference to the most recent Gearing Ratio as advised under clause 5.2(c) of the Senior Funding Agreement:

------------------------------------------------
        GEARING RATIO                     MARGIN
------------------------------------------------
3.51 times or greater                     2.00%
------------------------------------------------
3.26 times or greater but less            1.75%
than 3.51 times
------------------------------------------------
3.01 times or greater but less            1.50%
than 3.26 times
------------------------------------------------
2.51 times or greater but less            1.25%
than 3.01 times
------------------------------------------------
Less than 2.51 times                      1.00%
------------------------------------------------

         MASTER DEBENTURE has the meaning given to that term in the Debenture Trust Deed.

         MATURITY DATE means, for a Funding Portion, the last day of the Term of that Funding Portion.

         NEW BORROWER means a Group Member that becomes a Borrower in accordance with clause 5.7 of the Senior Funding Agreement on the basis that it is to share in the Commitments that are provided to an Initial Borrower under this document.

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tla revolving facility agreement  11 March 2003

         NEW SUBSCRIBER means a financial institution that becomes a Subscriber for the purposes of this document in accordance with clause 13 of the Senior Funding Agreement.

         PAID UP AMOUNT means, in relation to a Revolving Debenture at any time, the total amount paid up by the Subscriber for that Revolving Debenture, as recorded in the Register.

         PERMITTED TERM means:

         (a)      1, 2, 3 or 6 months; or

         (b) such other period as the Parent requests, as long as the Facility Agent is satisfied that the choice of that period as the Permitted Term is intended to enable the relevant Borrower to improve the alignment of the Term of Funding Portions with hedging periods under interest rate Treasury Transactions entered into by the Group or to align the Term of Funding Portions with the timing of repayment obligations under this document.

         REGISTER means the register of Debenture Holders maintained under the Debenture Trust Deed.

         REVOLVING DEBENTURE means has the meaning given to that term in the Debenture Trust Deed.

         ROLLOVER DATE means the date on which a Funding Portion is, or is proposed to be, provided to a Borrower under a Rollover Notice.

         ROLLOVER NOTICE means a properly completed notice substantially in the form set out in schedule 4.

         SENIOR FUNDING AGREEMENT means the document entitled "TLA Senior Funding Agreement" dated 16 January 2003 between the parties to this document and others.

         SHARE means:

         (a) for a Subscriber, in relation to a proposed Funding Portion, the proportion that the Subscriber's Commitment bears to the Facility Commitment; and

         (b) for a Subscriber in relation to an outstanding Funding Portion, the proportion of the Funding Portion that is owing to it or one of its Subscriber Affiliates.

         SUBSCRIBER means an Initial Subscriber or a New Subscriber, other than an Initial Subscriber or a New Subscriber that has assigned or substituted all of its rights and obligations (including those of its Subscriber Affiliates) under this document in accordance with clause 13 of the Senior Funding Agreement.

         SUBSCRIPTION ACCOUNT means in relation to a Borrower, the bank account of that Borrower in the Australian Capital Territory or outside Australia.

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

         TAX ACT means the Income Tax Assessment Act 1936 (Cth).

         TERM means the term for which a Funding Portion may be outstanding provided that:

         (a) a Term that would otherwise end on a day that is not a Business Day ends on the preceding Business Day; and

         (b) a Term that would otherwise end after the Termination Date ends on the Termination Date or, if the Termination Date is not a Business Day, on the last Business Day before the Termination Date.

         TOTAL UNDRAWN COMMITMENT means the Facility Commitment less the aggregate AUD Equivalent of the Paid Up Amount under all Revolving Debentures.

         UNDERWRITER means each of Credit Agricole Indosuez Australia Limited, BOS International (Australia) Limited and Credit Suisse First Boston Melbourne Branch.

1.2      DEFINITIONS IN SENIOR FUNDING AGREEMENT

         Subject to the description of the parties at the start of this document and to clause 1.1, a term that is defined in the Senior Funding Agreement has the same meaning in this document.

1.3      OTHER INTERPRETATION CLAUSES FROM SENIOR FUNDING AGREEMENT

         Clauses 1.2 to 1.6 of the Senior Funding Agreement apply to this document.

1.4      ISSUE OF REVOLVING DEBENTURES

         References in the Transaction Documents to the issue of Revolving Debentures are references to the issue of the Master Debenture to which the Revolving Debentures relate and to the recording in the Register of the details of the Revolving Debentures and the Debenture Holders of those Revolving Debentures.

2        COMMITMENT, PURPOSE AND AVAILABILITY OF FACILITY

2.1      PROVISION OF COMMITMENT

         Subject to this agreement, each Subscriber must make its Commitment available to the Borrowers under this agreement by subscribing for a Revolving Debenture and paying up any unpaid amount of the Face Value Amount of that Revolving Debenture.

2.2      MAXIMUM ACCOMMODATION

         The aggregate Face Value Amount of Revolving Debentures to be subscribed for by the Subscribers under this document is equal to the Facility Commitment. The maximum applies to the Borrowers as a whole and is not a limit applying to each Borrower individually.

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

2.3      SEVERAL OBLIGATIONS AND RIGHTS OF SUBSCRIBERS

         The obligations and rights of the Subscribers under this agreement and each other Transaction Document are several and:

         (a) the failure of a Subscriber to perform its obligations does not relieve any other Subscriber from any of its obligations;

         (b) no Subscriber is responsible for the obligations of any other Subscriber or the Facility Agent (unless it is the Facility Agent);

         (c) subject to each Transaction Document, each Subscriber may separately enforce its rights under any Transaction.

2.4      PURPOSE OF THE FACILITY

         The Parent and the Borrowers must only use the proceeds of a Funding Portion for:

         (a)      working capital purposes; and

         (b) providing financial accommodation to Goodman and/or its Subsidiaries to discharge or satisfy their obligations under the GMF Securitisation Facility (PURPOSE), provided that:

           (i) if the proceeds of a Funding Portion are so utilised, the Threshold Amount will be reduced by the amount by which the proceeds of a Funding Portion are so utilised;

           (ii) the proceeds of a Funding Portion can only be utilised by the Parent and the Borrowers for the Purpose, up to a maximum amount of AUD50,000,000;

           (iii) the Parent and the Borrowers agree that if a Funding Portion is drawn for the Purpose, the Funding Portion will be fully repaid within 180 days of the relevant Drawdown Date.

3        FUNDING PROCEDURES

3.1      DELIVERY OF DRAWDOWN NOTICE OR ROLLOVER NOTICE

         (a) If the Parent requires a Funding Portion to be provided to a Borrower using any of the Total Undrawn Commitment it must deliver to the Facility Agent a Drawdown Notice under this clause 3.1.

         (b) If the Parent requires a Funding Portion provided to a Borrower to be rolled over in the same currency it must deliver to the Facility Agent a Rollover Notice under this clause 3.1.

         (c) Promptly after receipt of a Drawdown Notice or Rollover Notice, the Facility Agent must notify each Subscriber of its contents and of each Subscriber's Share of the Funding Portion requested or to be rolled over.

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

         (d) If a Drawdown Notice or Rollover Notice is received by the Facility Agent after 2.00pm (Melbourne time) on any Business Day the Facility Agent is not obliged to notify the Subscribers under clause 3.1(c) until the next Business Day.

3.2      REQUIREMENTS FOR A DRAWDOWN NOTICE OR ROLLOVER NOTICE

         A Drawdown Notice or Rollover Notice:

         (a) must be in writing in the form of, and specifying the matters set out in schedule 3 (in the case of a Drawdown Notice) and schedule 4 (in the case of a Rollover Notice);

         (b) must be received by the Facility Agent no later than 2.00pm (Melbourne time) on a day at least 5 Business Days before the proposed Drawdown Date or Rollover Date, as the case may be (or such shorter period as the Facility Agent may agree in writing);

         (c) must be signed by an Authorised Representative of the Parent on behalf of the relevant Borrower;

         (d) must specify a Business Day in the Availability Period as the Drawdown Date or Rollover Date (being a day, in the case of a Rollover Notice, that is the Maturity Date of the Funding Portion being rolled over);

         (e) must request, for each Borrower, an amount for each proposed Funding Portion that:

                  (i) is denominated in a Borrowing Currency for that Borrower; and

                  (ii)     is either:

                           (A) AUD5,000,000 or a multiple of AUD2,000,000 that is greater than that amount; or

                           (B) if the Funding Portion is to be denominated in a currency other than Australian Dollars, an amount that has an AUD Equivalent equal to such an amount (calculated at the relevant Spot Rate on the day the Drawdown Notice or Rollover Notice is given) rounded to the nearest million in the denominated currency; and

         (f)      specify a Term for each proposed Funding Portion that:

                  (i)      is a Permitted Term; and

                  (ii) reflects as far as possible the hedging periods under the interest rate Treasury Transactions entered into by Borrowers; and

                  (iii) is such that the Maturity Date for the proposed Funding Portion is a Business Day in the Availability Period.

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         A Drawdown Notice or Rollover Notice is effective when received by the
         Facility Agent as contemplated by clause 3.2(b) and, once effective, is irrevocable.

3.3      SUBSCRIBERS TO PROVIDE SHARE OF FUNDING PORTIONS

         Subject to this document, if a Drawdown Notice given under clause 3.2 requests a Funding Portion or a Rollover Notice given under clause 3.2 requests a rollover of a Funding Portion, and the provision by that Subscriber (or Subscriber Affiliate) of its Share of the Funding Portion would not cause the AUD Equivalent of that Subscriber's Share of outstanding Funding Portions or the AUD Equivalent of the Paid Up Amount of that Subscriber's Revolving Debenture (calculated on the Drawdown Date or Rollover Date) to exceed either its Commitment or the Face Value Amount of its Revolving Debenture, then that Subscriber must provide (or procure that a Subscriber Affiliate provides) its Share of that Funding Portion to the Facility Agent (for the account of the relevant Borrower) through the relevant Lending Office on the Drawdown Date or Rollover Date.

3.4      CONDITIONS PRECEDENT

         A Subscriber is not obliged to provide or rollover any Funding Portion, or its Share of any Funding Portion (or procure that a Subscriber Affiliate provides or rolls over any Funding Portion or its Share of any Funding Portion) unless:

         (a) clause 2.1 of the Senior Funding Agreement has been complied with, and clause 3.2 of this document has been complied with in relation to the Funding Portion;

         (b) the representations and warranties in clause 4 of the Senior Funding Agreement which are taken to be repeated on each Drawdown Date and Rollover Date as provided in clause 4 of the Senior Funding Agreement are true on the Drawdown Date or Rollover Date with reference to the facts and circumstances subsisting at that date; and

         (c)

                  (i) in the case of the provision of a Funding Portion on a Drawdown Date, no Event of Default, Potential Event of Default or Review Event has occurred and is continuing, and that the provision of the Funding Portion will not result in the occurrence of an Event of Default, Potential Event of Default or Review Event; and

                  (ii) in the case of the rollover of a Funding Portion on a Rollover Date, no Event of Default has occurred and is continuing and that the rollover of the Funding Portion will not result in the occurrence of an Event of Default.

3.5      LACK OF APPROPRIATE FUNDING

         If:

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         (a)      the Parent delivers a Drawdown Notice or Rollover Notice (the date on which the Drawdown Notice or Rollover Notice is delivered being the "Delivery Date"); and

         (b) the Facility Agent notifies the Parent on or before the Drawdown Date or Rollover Date that:

                  (i) it or any relevant Subscriber or Subscriber Affiliate is unable (for any reason) to obtain funding of a requested Funding Portion (other than a Funding Portion denominated in Australian Dollars or United States Dollars) in the currency or for the Term requested in the ordinary course of its funding activities in the relevant interbank markets;

                  (ii) for reasons affecting the relevant interbank market, there are no appropriate means for calculating the Interest Rate for a requested Funding Portion (other than a Funding Portion denominated in Australian Dollars) in accordance with the other provisions of this document; or

                  (iii) the rate determined in accordance with the definition of "Interest Rate" (ignoring the operation of this subclause) is less than the cost to any relevant Subscriber or Subscriber Affiliate of obtaining an amount in the relevant currency to fund a requested Funding Portion (other than a Funding Portion denominated in Australian Dollars), then, unless the Facility Agent (acting on the instructions of all Subscribers) and the Parent agree to amend the Drawdown Notice or Rollover Notice to specify an alternative currency or Term for that Funding Portion (in which case the amended Drawdown Notice or Rollover Notice is deemed to have been delivered on the Delivery Date), the Drawdown Notice or Rollover Notice is taken to be withdrawn.

3.6      FACILITY AGENT'S DISCRETIONS CONCERNING CONDITIONS PRECEDENT

         (a) The Facility Agent (acting on the instructions of all Subscribers) may waive, or postpone the time for, fulfilment of any condition precedent concerning a Funding Portion.

         (b) Where a postponement is allowed under paragraph (a), the Parent and the relevant Borrower must comply with the terms of the postponement. The Parent and the relevant Borrower breach this document if they fail to satisfy the condition by the postponed date for compliance.

         (c) A notice from the Facility Agent to the Subscribers that each item referred to in clause 2.1 of the Senior Funding Agreement or clause 3.2 of this document has been received or satisfied to the Facility Agent's satisfaction, or waived or postponed under paragraph (a), discharges in full the Facility Agent's obligations to the Subscribers concerning those items.

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3.7      REDUCTION OF REQUESTED FUNDING PORTION IF COMMITMENT WOULD BE EXCEEDED

         (a)      If:

                  (i) the Parent requests a Funding Portion for a Borrower in a Drawdown Notice or Rollover Notice; and

                  (ii) the amount specified for that Funding Portion would cause any Subscriber's Share of outstanding Funding Portions to exceed its Commitment immediately after the Funding Portion is provided, then the amount specified for that Funding Portion is taken to be reduced to the extent that the Facility Agent decides is necessary to ensure that no Subscriber's Share of outstanding Funding Portions will exceed its Commitment immediately after the Funding Portion is provided.

         (b) If more than one Funding Portion is requested to be provided on the same day, the Facility Agent may select the Funding Portion or Funding Portions to which this sub-clause is to apply.

4        INTEREST

4.1      ACCRUAL AND PAYMENT OF INTEREST

         (a) Interest accrues on each Funding Portion at the Interest Rate for the Borrowing Currency in which the Funding Portion is denominated and for the Term of that Funding Portion from (and including) its Drawdown Date or Rollover Date to (but excluding) its Maturity Date.

         (b) Each Borrower must pay to the Facility Agent (for the account of the Subscribers) the interest that accrues on each Funding Portion in the Borrowing Currency in which the Funding Portion is denominated, in arrears on the Maturity Date for that Funding Portion and if the Term of the Funding Portion is greater than 6 months, on the day that is 6 months after its Drawdown Date or Rollover Date.

4.2      NOTIFICATION OF INTEREST RATE

         The Facility Agent must notify the Parent of the Interest Rate for a Funding Portion promptly after it has calculated it.

4.3      ACCRUAL AND CALCULATION OF INTEREST

         Interest under this clause:

         (a)      accrues daily; and

         (b)      is calculated on the basis of:

                  (i) the actual number of days on which interest has accrued; and

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                  (ii)     either a 360 or 365 day year, depending on the basis
                           that the Facility Agent decides is generally accepted as appropriate in relation to the currency in which the relevant amount is denominated.

5        FACILITY

5.1      SUBSCRIPTION FOR, AND ISSUE OF DEBENTURES

         (a) If the Parent gives a Drawdown Notice for a Funding Portion or a Rollover Notice to rollover a Funding Portion under the Facility then, subject to this agreement, each Subscriber must provide (or procure that a Subscriber Affiliate provides) to the Facility Agent its Share of the Funding Portion in the Borrowing Currency denominated in the Drawdown Notice on the specified Drawdown Date and in accordance with that Drawdown Notice or in the Rollover Notice on the specified Rollover Date and in accordance with that Rollover Notice.

         (b) In the case of the first Funding Portion under the Facility, each Subscriber must provide (or procure that a Subscriber Affiliate provides) its Share of the Funding Portion by subscribing in the Australian Capital Territory or outside Australia for a Revolving Debenture recorded in the Register as being held by that Subscriber (and its Subscriber Affiliates) on the specified Drawdown Date.

         (c) In the case of the second and each subsequent Funding Portion under the Facility, each Subscriber must provide (or procure that a Subscriber Affiliate provides) its Share of the Funding Portion by paying up in the Borrowing Currency of the Funding Portion in the Australian Capital Territory or outside Australia part of the unpaid Face Value Amount of the Revolving Debenture recorded in the Register as being held by it.

         (d) The Borrowers must issue a Master Debenture for the benefit of each Subscriber on the first Drawdown Date under the Facility.

         (e) The Master Debenture issued for the benefit of a Subscriber under clause 5.1(d):

                  (i) must be executed and issued in the Australian Capital Territory or outside Australia;

                  (ii) must be issued in or substantially in the form set out in the Debenture Trust Deed.

         (f) The Face Value Amount of each Revolving Debenture recorded in the Register as being held by a Subscriber will be equal to the Commitment of that Subscriber, and will have an initial Paid Up Amount equal to that Subscriber's (and Subscriber Affiliate's) Share of the first Funding Portion provided on the first Drawdown Date under the Facility.

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         (g)      The Paid Up Amount of each Revolving Debenture recorded in the
                  Register as being held by a Subscriber will be increased by an amount equal to that Subscriber's (and Subscriber Affiliate's) Share of the second and each subsequent Funding Portion provided under clause 5.1(c).

         (h) Details of each Revolving Debenture subscribed for by a Subscriber under this clause 5.1 will be recorded in the Register by the Security Trustee in accordance with clause 6.6 of the Debenture Trust Deed.

5.2      PAYMENT TO BORROWER

         On receipt of the amounts paid to it by the Subscribers (and Subscriber Affiliates) under clause 5.1(b) and (c), the Facility Agent must pay the same to a Subscription Account in the Australian Capital Territory or outside Australia.

5.3      DEBENTURE TRUST DEED AND MASTER DEBENTURES

         Each Subscriber agrees that it is bound by, and subject to, all the provisions of the Debenture Trust Deed and each Master Debenture which relate to or affect the rights or obligations of that Subscriber in its capacity as a Debenture Holder.

6        LINE FEE

         The Parent must pay the Facility Agent for the account of the Subscribers a line fee in Australian Dollars equal to 0.5% per annum of the Facility Commitment from time to time. This fee:

         (a) accrues daily from the date of this document up to and including the Termination Date;

         (b) is calculated on the basis of the actual number of days elapsed and a 365 day year; and

         (c) is payable both quarterly in arrears at the end of each calendar quarter commencing with a payment on the date which is the first calendar quarter date after the date of this agreement, until the Termination Date or, if earlier, on the day on which the Facility Commitment reduces to zero.

7        REPAYMENT

7.1      NOTICE OF VOLUNTARY PREPAYMENT

         (a) Subject to paragraph (b), the Parent may elect that a Borrower prepay a Funding Portion and the Paid Up Amount of each Revolving Debenture, by giving a notice to the Facility Agent that:

                  (i) must be signed by an Authorised Representative of the Parent;

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                  (ii)     must be received by the Facility Agent not later than
                           4.00 pm (Melbourne time) at least 30 days before the date on which the prepayment is to be made; and

                  (iii) identifies the relevant Borrower, the relevant Funding Portion and prepayment date and specifies, as the amount to be prepaid, an amount that is AUD5,000,000 or a greater amount that is an integral multiple of AUD2,000,000 (or, in the case of a Funding Portion that is denominated in a currency other than Australian Dollars, an amount that has a corresponding AUD Equivalent on the day the notice is given rounded to the nearest million in the denominated currency) or an amount that is the outstanding amount of the relevant Funding Portion.

                  The notice is effective when given to the Facility Agent as contemplated by paragraph (a)(ii), is irrevocable once effective and binds the relevant Borrower to act in accordance with its terms.

         (b) If a notice is given under paragraph (a), the relevant Borrower must pay to the Facility Agent (for the account of the Subscribers), on the date specified in a notice:

                  (i) the amount specified in the notice, in the currency of the Funding Portion; and

                  (ii) all interest and fees accrued but unpaid by it on the relevant Revolving Debentures under this document, and costs payable under clause 10.1(e) of the Senior Funding Agreement, in respect of the amount prepaid, in the currency in which the interest, fees or costs are denominated.

         (c) Subject to this document, amounts prepaid under this subclause may be redrawn.

7.2      REPAYMENT ON MATURITY DATE

         (a) Subject to paragraph (b), each Borrower must repay to the Facility Agent (for the account of the Subscribers) each Funding Portion on the Maturity Date for that Funding Portion in the currency of that Funding Portion.

         (b) If the Maturity Date for a Funding Portion provided to a Borrower (the "MATURING FUNDING PORTION") is also the Rollover Date for another Funding Portion provided to that Borrower in the same currency (the "NEW FUNDING PORTION"), the Subscribers or that Borrower (as the case may be) are only obliged to pay the difference (if any) between:

                  (i)      the amount of the New Funding Portion; and

                  (ii) the amount of, and any interest that is due and payable on, the Maturing Funding Portion.

         (c)      Subject to this document, amounts repaid may be redrawn.

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7.3      CURRENCY FLUCTUATION

         The parties acknowledge that Funding Portions may also be repaid under clause 3.10 of the Senior Funding Agreement.

7.4      REPAYMENT ON TERMINATION DATE

         On the Termination Date, each Borrower must repay to the Facility Agent (for the account of the Subscribers) the outstanding Paid Up Amount of Revolving Debentures and redeem each Revolving Debenture and pay any accrued but unpaid interest on the Revolving Debentures and all other amounts then outstanding from it but unpaid under the Revolving Debentures, this document or the Senior Funding Agreement, in the currency in which the Paid Up Amount, interest or other amount is denominated.

7.5      LIMIT ON REPAYMENT

         A Borrower may only prepay or repay Funding Portions and reduce the Paid Up Amount of Revolving Debentures in accordance with this document.

7.6      PAID UP AMOUNT

         The Paid Up Amount of each Revolving Debenture recorded in the Register as being held by a Subscriber will be reduced by an amount equal to that Subscriber's Share of any prepayment, repayment or reduction received under this clause.

8        OPTIONAL REDUCTION OF COMMITMENTS DURING AVAILABILITY PERIOD

         (a) The Parent may elect during the Availability Period to reduce the Commitments by an amount that:

                  (i) is AUD5,000,000 or a greater amount that is a multiple of AUD2,000,000, or that reduces those Commitments to zero; and

                  (ii) is not greater than the Total Undrawn Commitment (calculated using the AUD Equivalent of the Paid Up Amounts of Revolving Debentures subscribed for under those Commitments on the day the reduction is to take effect) as at the date when the reduction is to take effect, by giving a notice in accordance with paragraph (b).

         (b)      A notice under paragraph (a) must:

                  (i) be signed by an Authorised Representative of the Parent;

                  (ii) be received by the Facility Agent by 4.00 pm (Melbourne time) at least 30 days before the date on which the reduction is to take effect; and

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                  (iii)    specify the aggregate amount by which the Facility
                           Commitment is to be reduced and the date on which the reduction is to take effect.

                  The notice is effective when received by the Facility Agent as contemplated by subparagraph (b)(ii) and, once effective, is irrevocable.

         (c) If a notice under paragraph (a) takes effect in accordance with paragraph (b) then, on the nominated date, each Commitment and the Face Value Amount of the Revolving Debenture held by each Subscriber to which the notice relates reduces by a pro rata proportion of the nominated amount.

         (d) The Register will be updated by the Security Trustee on each occasion that a prepayment or repayment of any outstanding Funding Portion is made under clause 7 or a reduction made under this clause 8 to reflect the revised Face Value Amounts and Paid Up Amounts of the Revolving Debentures.

         (e) Notwithstanding any other provision of a Transaction Document, $100 (or the AUD Equivalent) of the Paid Up Amount of each Revolving Debenture held by each Subscriber must not be repaid until all moneys owing under the Facility have been paid or satisfied in full.

         (f) Each Commitment reduces to zero and is cancelled on the Termination Date.

9        OBLIGATIONS IN RELATION TO OFFER OR SALE OF REVOLVING DEBENTURES

9.1      NO DISCLOSURE DOCUMENT

         The Facility Agent, each Underwriter and each Subscriber acknowledges that no disclosure document, prospectus, circular, advertisement or other offering material in relation to the Revolving Debentures has been lodged with the Australian Securities and Investments Commission or any governmental agency, and no action has been taken or will be taken in any jurisdiction which would permit a public offering of a Revolving Debenture, or possession or distribution of any information memorandum or any other offering material in relation to a Revolving Debenture, in any jurisdiction where action for that purpose is required.

9.2      RESTRICTIONS ON OFFER AND SALES OF REVOLVING DEBENTURES

         The Facility Agent, each Underwriter and each Subscriber agrees that it will not:

         (a) directly or indirectly offer, sell, transfer or deliver a Revolving Debenture or distribute any disclosure document, prospectus, circular, advertisement or other offering material relating to the Revolving Debenture in any jurisdiction except under circumstances that will result in compliance with the laws of that jurisdiction; or

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         (b)      offer a Revolving Debenture for issue, or invite applications for the issue of a Revolving Debenture, or make any offer for the sale or invite offers to purchase a Revolving Debenture to a person that:

                  (i) receives the offer or invitation in Australia unless such offer or invitation:

                           (A) is an offer or invitation which does not require disclosure to investors under Part 6D.2 of the Corporations Act; and

                           (B) is made in compliance with the Corporations Act, the Corporations Regulations and all other applicable laws and regulations; or

                  (ii) the Facility Agent, the Underwriter or the Subscriber (as the case may be):

                           (A) knows is an Associate of a Borrower (other than in the capacity of a dealer, underwriter or manager in relation to the placement of the Revolving Debenture); or

                           (B) has been notified by a Borrower as being a person that the Borrower knows or has reasonable grounds to suspect is an Associate of the Borrower (other than in the capacity of a dealer, underwriter or manager in relation to the placement of the Revolving Debenture); or

         (c) circulate or issue a disclosure document, prospectus or other offering material relating to a Revolving Debenture in Australia which requires lodging under Chapter 6D of the Corporations Act.

         In this clause 9.2, references to a Revolving Debenture include a legal or equitable right or interest in, or an option to acquire, a Revolving Debenture.

9.3      SUBSCRIBERS TO OBSERVE LAWS

         (a) The Facility Agent, each Underwriter and each Subscriber agrees to comply with laws in any jurisdiction in which it may subscribe for, offer, sell, transfer or deliver Revolving Debentures. A Borrower, Underwriter or the Facility Agent has no responsibility for obtaining any authorisations a Subscriber requires in connection with the subscription, offer, sale or transfer of Revolving Debentures.

         (b) The Facility Agent, each Underwriter and each Subscriber represents and warrants that it has not done any of the things described in clause 9.2(b).

9.4      US SELLING RESTRICTION

         The Facility Agent, each Underwriter and each Subscriber severally acknowledges that the Revolving Debentures have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and may not

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         be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Accordingly, such Facility Agent, each Underwriter and each Subscriber, and their respective affiliates, and any persons acting on its or behalf, have not engaged and will not engage in any directed selling efforts with respect to the Revolving Debentures.

10       OBLIGATIONS IN RELATION TO PUBLIC OFFER

10.1     UNDERWRITERS' UNDERTAKINGS

         Each Underwriter undertakes that:

         (a) the Underwriters will offer the Initial Revolving Debentures for issue to at least 10 persons, each of whom:

                  (i) the Underwriters will reasonably believe, at the time of the offer, will be carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets; and

                  (ii) is not known by the Underwriters (or known or suspected by the Borrowers and notified to the Underwriters) to be an Associate of any of the other persons covered by clause 10.1(a)(i); or

         (b) within 30 days of the issue of the Initial Revolving Debentures to the Underwriters in their capacity as underwriters in relation to the placement of the Initial Revolving Debentures, offer the Initial Revolving Debentures for sale or transfer in a way covered by clause 10.1(a).

10.2     BORROWERS' UNDERTAKINGS

         Each Borrower undertakes to immediately notify the Underwriters if any proposed offeree disclosed to the Borrower is known or suspected by the Borrower to be an Associate of the Borrowers and agrees to notify the Underwriters immediately if any proposed transferee of Revolving Debentures or New Subscriber disclosed to it is known or suspected by it to be an Associate of a Borrower.

10.3     WARRANTIES OF EACH SUBSCRIBER

         Each Subscriber (other than an Underwriter) represents and warrants that:

         (a) an offer to participate in the Facility and to the subscribe for, or acquire, a Revolving Debenture in accordance with this agreement was made to it by an Underwriter;

         (b) it was at the time of the offer, and will be at the time of issue to it of a Revolving Debenture, carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets;

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         (c)      except as disclosed to the Borrowers, it is not, and at the time it acquired a Revolving Debenture was not, so far as it is aware an Associate of any other person which was offered a Revolving Debenture, any other Subscriber, an Underwriter or a Borrower.

10.4     EACH SUBSCRIBER AND THE FACILITY AGENT TO PROVIDE FURTHER INFORMATION

         (a) At the cost of the Borrowers, each Subscriber and the Facility Agent will, provide to the Borrower, within 14 Business Days of a receipt of a request from the Borrower, such information of which it is aware (unless that information is confidential) in relation to any Revolving Debenture as is reasonably required for the purposes of assisting the Borrower to demonstrate that the public offer test under section 128F of the Tax Act has been satisfied in relation to the issue of the Revolving Debentures.

         (b) At the cost of the Borrowers, each Subscriber and the Facility Agent will cooperate with, and use reasonable endeavours to assist the Borrowers with a view to ensuring that the Revolving Debentures are issued or offered for sale in such a manner which will allow payments of interest or amounts in the nature of interest on the Revolving Debentures to be exempt from Australian withholding tax under section 128F of the Tax Act.

         (c) Each Underwriter agrees to provide the Parent with details of all persons to whom it makes, or intends to make, offers of the Initial Revolving Debentures as contemplated by clause 10.1, to enable the Borrowers to comply with their obligations under clause 10.2.

         (d) If, at any time, a Borrower determines in good faith that Australian interest withholding tax is or will become payable in respect of any outstanding Revolving Debenture held by a
                  Subscriber:

                  (i) that Subscriber must, if requested by the Borrower and at the cost of the Borrower, take all reasonable steps to mitigate that result before the next date for payment of interest under the Revolving Debenture in respect of which Australian interest withholding tax is or will become payable; or

                  (ii) the Borrower may prepay the principal outstanding (together with all accrued interest, fees and other amounts (including amounts payable under clause 10.1(e) of the Senior Funding Agreement) outstanding under each Transaction Document) in respect of that Revolving Debenture (TAX PREPAYMENT AMOUNT) by giving the Facility Agent at least 5 Business Days notice.

         (e) The Face Value Amount and Paid Up Amount of each Revolving Debenture held by a Subscriber is reduced by an amount equal to the Tax Prepayment Amount prepaid under clause 10.4(d)(ii), as evidenced by the Register.

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

10.5     DEBENTURE TRUST DEED AND MASTER DEBENTURES

         Each Subscriber agrees that it is bound by, and subject to, all the provisions of the Debenture Trust Deed and each Master Debenture which relate to or affect the rights or obligations of that Subscriber in its capacity as a Debenture Holder.

11       GENERAL

11.1     INCORPORATION OF CLAUSES FROM THE SENIOR FUNDING AGREEMENT

         Clauses 18.1 to 18.12 of the Senior Funding Agreement apply to this document.

11.2     ATTORNEYS

         Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

EXECUTED as an agreement

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

REVOLVING FACILITY AGREEMENT

Signing page

DATED: 16 JANUARY 2003

PARENT

SIGNED for BURNS, PHILP &
COMPANY LIMITED under power of
attorney in the presence of:              ______________________________________
                                          Signature of attorney

__________________________________        ______________________________________
Signature of witness                      Name

__________________________________        ______________________________________
Name                                      Date of power of attorney

INITIAL BORROWERS

SIGNED for BURNS PHILP TREASURY
(AUSTRALIA) LIMITED under power of
attorney in the presence of:              ______________________________________
                                          Signature of attorney

__________________________________        ______________________________________
Signature of witness                      Name

__________________________________        ______________________________________
Name                                      Date of power of attorney

SIGNED for BURNS PHILP
DEUTSCHLAND GmbH under power of
attorney in the presence of:              ______________________________________
                                          Signature of attorney

__________________________________        ______________________________________
Signature of witness                      Name

__________________________________        ______________________________________
Name                                      Date of power of attorney

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

SIGNED for BURNS PHILP INC. under
power of attorney in the presence of:     ______________________________________
                                          Signature of attorney

__________________________________        ______________________________________
Signature of witness                      Name

__________________________________        ______________________________________
Name                                      Date of power of attorney

SIGNED for BURNS PHILP (NEW
ZEALAND) LIMITED under power of
attorney in the presence of:              ______________________________________
                                          Signature of attorney

__________________________________        ______________________________________
Signature of witness                      Name

__________________________________        ______________________________________
Name                                      Date of power of attorney

SIGNED for BURNS PHILP FOOD
LIMITED under power of attorney in the
presence of:                              ______________________________________
                                          Signature of attorney

__________________________________        ______________________________________
Signature of witness                      Name

__________________________________        ______________________________________
Name                                      Date of power of attorney

SIGNED for BPC1 PTY LIMITED under
power of attorney in the presence of:     ______________________________________
                                          Signature of attorney

__________________________________        ______________________________________
Signature of witness                      Name

__________________________________        ______________________________________
Name                                      Date of power of attorney

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

FACILITY AGENT

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:
                                           -------------------------------------
                                           Signature of authorised signatory


----------------------------------         -------------------------------------
Signature of witness                       Name


----------------------------------         -------------------------------------
Name                                       Signature of authorised signatory


                                           -------------------------------------
                                           Name

INITIAL SUBSCRIBERS

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:
                                           -------------------------------------
                                           Signature of authorised signatory


----------------------------------         -------------------------------------
Signature of witness                       Name


----------------------------------         -------------------------------------
Name                                       Signature of authorised signatory


                                           -------------------------------------
                                           Name

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

SIGNED for BOS INTERNATIONAL
(AUSTRALIA) LIMITED under power of
attorney in the presence of:
                                            ------------------------------------
                                            Signature of attorney


----------------------------------          ------------------------------------
Signature of witness                        Name


----------------------------------          ------------------------------------
Name                                        Date of power of attorney

SIGNED for CREDIT AGRICOLE
INDOSUEZ AUSTRALIA LIMITED
under power of attorney in the presence of:
                                            ------------------------------------
                                            Signature of attorney


----------------------------------          ------------------------------------
Signature of witness                        Name


----------------------------------          ------------------------------------
Name                                        Date of power of attorney

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
AMENDMENT AND RESTATEMENT AGREEMENT -
TERM A FACILITY AGREEMENT
Contents

DETAILS                                                   1

GENERAL TERMS                                             2

-----------------------------------------------------------
1        AMENDMENTS                                       2
-----------------------------------------------------------
2        CONFIRMATION AND ACKNOWLEDGEMENT                 2

2.1      Confirmation                                     2
2.2      Transaction Document                             2
2.3      Initial Borrower                                 2

-----------------------------------------------------------
3        GENERAL                                          2
-----------------------------------------------------------
4        GOVERNING LAW                                    2
-----------------------------------------------------------
5        INTERPRETATION                                   3

5.1      Definitions                                      3
5.2      Interpretation                                   3

SIGNING PAGE                                              6

ANNEXURE A                                               10

(C)Mallesons Stephen Jaques  Amendment and Restatement Agreement -             i
6315410 1                    Term A Facility Agreement
                             21 February 2003